Concentrations of Risk	12 Months Ended
Jun. 30, 2020
Risks and Uncertainties [Abstract]
Concentrations of risk

Note 14 – Concentrations of risk

Credit Risk

The Company is exposed to credit risk from its cash in bank and fixed deposits, and other receivables on disposal and advances on performance obligations.

As of June 30, 2020, approximately $0.5 million was on deposit with a bank located in the US subject to credit risk. In the US, the insurance coverage of each bank is USD $250,000. Management believes that the credit risk on cash in bank and fixed deposits is limited because the counterparties are recognized financial institutions.

Other receivables, prepayments and advances are subject to credit evaluation. An allowance will be made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.